SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 15, 2004


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                   1-12002                     23-2715194
       (State or other             (Commission                (I.R.S. Employer
jurisdiction of incorporation)     File Number)              Identification No.)



                             1311 Mamaroneck Avenue
                                    Suite 260
                       White Plains, New York             10605
               (Address of principal executive offices)   (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits


Exhibit Number             Description
-------------------        --------------------------------
99.1                       Press release dated March 15, 2004

ITEM 12. Results of Operations and Financial Condition

On March 15, 2004, the Registrant issued a press release in which it announced an upward revision in its earnings from that previously reported in its press release of February 17, 2004 with respect to its consolidated financial results for the quarter and year ended December 31, 2003. A copy of the Registrant's press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 12. of this report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ACADIA REALTY TRUST
                                  (Registrant)


Date: March 15, 2004           By: /s/ Michael Nelsen
                                  -------------------
                                   Name:  Michael Nelsen
                                   Title: Sr. Vice President and Chief Financial
                                          Officer



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